PremierWest BANCORP



Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

D.A. Davidson & Co.

Conference

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC including our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the period ended September 30, 2008 describe additional factors.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

$ 1.5 Billion
Financial Services Company

PremierWest Bank

Premier Finance Company

PremierWest Investment Services, Inc.

PremierWest BANCORP

Capitalization

Nasdaq SmallCap:

PRWT

Common Shares

23.6 million

Market Capitalization

$103 million

Average Trading Volume

35,995 *

PremierWest BANCORP

Data as of 02/06/2009

**NASDAQ50 day average*

Net Income and Provision *($'s in millions)*



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$4.3
$1.0
$6.0
$1.2
$9.1
$0.8
$13.2
$0.2
$14.6
$0.8
$15.1
$0.7
$0.6
$23.2
2002
2003
2004
2005
2006
2007
2008
Net Income
Provision

PremierWest BANCORP

Loan Portfolio


Consumer/
Other
9%
Ag/Farm
4%
C&I
20%
CRE OO
21%
CRE NOO
46%

Total Loans: $1.3 Billion


SFR OR
3%
SFR CA
3%
Comm'l Land
& Dev
14%
SFR Land &
Dev
17%
Comm'l
Construction
8%
Comm'l Term
55%

CRE Non-Owner Occupied: $0.6 Billion

PremierWest BANCORP

Data as of 12/31/2008

Deposits



DDA
19%
Interest
Bearing
81%

Total Deposits: $1.2 Billion

<u>Cost of Deposits & Borrowings</u>

Avg Int Bearing	2.71%
Avg Borrowings	4.62%
Composite with DDA	2.80%
Net Interest Spread	4.12%
Net Interest Margin	4.71%

PremierWest BANCORP

Data as of 12/31/2008

PremierWest History - 1998 to 2009

- Bank of Southern Oregon – 2 Branches (Name Change)
- Four (4) Bank Acquisitions (27 Branches – 2 States)
- 18 DeNovo Branches
- Finance Company Acquisition
- Investment Subsidiary

Strategy


PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Build a $3.0 billion Financial Services Company

Over $32 Billion Market

PremierWest BANCORP

Growing Markets – Great Opportunities



Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
California
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
FOLSOM
WOODLAND
NATOMAS
ELK GROVE
GALT

Mature Markets= 12%
$7.6 Billion

Newer Markets < 2%
$24.4 Billion

Tangible Book Value/Tangible Assets


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.96%
6.72%
7.35%
6.00%
8.73%
6.77%
9.82%
PRWT
UMPQ
WCBO
CACB
PCBK
CBBO
TCBK

Note: Peer Bank data obtained from entity yearend 2008 press releases

Data as of 12/31/2008

PremierWest BANCORP

Reasons to Invest

Consistent Growth Strategy
Proven Execution

- **Strategy Initiated in 1998**
- **4 Successful Bank Acquisitions**
- **Proactive Loan Administration**
- **Growing Markets with Great Opportunities**



Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
(4 locations)
WINSTON
GRANTS PASS
(2 locations)
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
(6 locations)
KLAMATH FALLS
(2 locations)
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING (2 locations)
ANDERSON
California
RED BLUFF
CORNING
CHICO (2 locations)
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

PremierWest® BANCORP